Reinhart Genesis PMV Fund Summary Prospectus September 28, 2023 Investor Class – RPMAX Advisor Class – RPMFX
Before you invest, you may want to review Reinhart Genesis PMV Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated September 28, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund on its website at http://www.reinhartfunds.com/genesis/. You can also get this information at no cost by calling the Fund (toll-free) at (855) 774-3863 or by sending an e-mail request to info@reinhart-partnersinc.com.

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Advisor Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Advisor Class
Management Fees	0.95%	0.95%
Distribution (12b-1) Fee	0.25%	0.00%
Shareholder Servicing Plan Fee (1)	0.15%	0.15%
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%
Total Annual Fund Operating Expenses (1)	1.53%	1.28%
Less: Fee Waiver and Expense Reimbursement (2)	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (1)(2)	1.21%	0.96%
(1)Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets included in the Financial Highlights section of the Fund's Statutory Prospectus, which reflects the operating expenses of the Fund and does not include available (but unused) shareholder servicing plan fees and acquired fund fees and expenses (“AFFE”).
(2)Reinhart Partners, LLC (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2025. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$123	$419	$772	$1,767
Advisor Class	$98	$341	$639	$1,487

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by small and mid-capitalization (“small-cap” or “mid-cap”) companies. The Fund considers a company to be a small or mid-cap company if it has a market capitalization, at the time of purchase, within the capitalization range of the Russell 2500® Index as of the date it was last reconstituted. The market capitalizations within the index vary, but as of April 28, 2023 they ranged from approximately $160 million to $15.8 billion.

In selecting investments for the Fund, the Adviser engages in fundamental analysis to identify high quality durable businesses, with sustainable competitive advantages, pricing power, and a consistent, sustainable record of strong returns on capital over a full business cycle. In addition, the Adviser emphasizes quality and attempts to find sustainable competitive advantages, one stock at a time, with an overall focus on positive risk/reward to protect capital in challenging markets while capturing most of the upside return when stocks advance. The Adviser then applies its proprietary Private Market Value (“PMV”) methodology to determine a company’s intrinsic value. The Adviser selects investments for the Fund’s portfolio that generally can be purchased at a discount of 30% or more to the PMV. The Adviser typically sells investments when they reach, or are close to reaching, the PMV, or due to a change in the fundamentals of the security.

The Fund may invest up to 20% of its net assets in securities of real estate investment trusts (“REITs”) and securities of other investment companies, including exchange-traded funds (“ETFs”).

Principal Risks
As with any mutual fund, there are risks to investing. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. In addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time. The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Small-Cap and Mid-Cap Companies Risk. Securities of small-cap and mid-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Value-Style Investing Risk. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

REIT Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Financial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, bank failures and other financial crises, and general economic and market conditions.

ETF Risk.  The market price of an ETF will fluctuate based on changes in the ETF’s net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities.  In addition, the Fund will bear its pro rata portion of an ETF’s expenses and the Fund’s expenses may therefore be higher than if it invested directly in securities.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company’s total expenses, in addition to the Fund’s own expenses, and therefore the Fund’s total expenses may be higher than if it invested directly in the securities held by the investment company.

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund by showing how the Fund’s total returns have varied from year-to-year. Figures shown in the bar chart are for the Fund’s Advisor Class shares. Below the bar chart are the Fund’s highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows the Fund’s average annual total returns over time compared with a broad-based securities market index and an additional more specialized index. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available at www.reinhartfunds.com or by calling (855) 774-3863.

Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q4 2020 29.73%	Q1 2020 -33.79%

Year-to-Date Return as of June 30, 2023
10.48%

Average Annual Total Returns for the periods ended December 31, 2022
	One Year	Since Inception (5/31/2018)
Advisor Class Shares
Return Before Taxes	-3.57%	7.52%
Return After Taxes on Distributions	-5.22%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	-1.14%	5.77%
Investor Class Shares
Return Before Taxes	-3.83%	7.23%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)	-18.37%	5.37%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	-13.08%	4.64%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor. After-tax returns are shown only for the Advisor Class; after-tax returns for the Investor Class will vary to the extent each share class has different expenses. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser
Reinhart Partners, LLC is the Fund’s investment adviser.

Portfolio Managers
Matthew Martinek, CFA, Principal and Portfolio Manager of the Adviser, is the Fund’s lead portfolio manager and Brent Jesko, Principal and Portfolio Manager of the Adviser is a co-portfolio manager of the Fund. They are responsible for the day-to-day management of the Fund. Each has managed the Fund since its inception in May 2018.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Reinhart Genesis PMV Fund, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by contacting the Fund by telephone at (855) 774-3863, by wire transfer, or through a financial intermediary. The minimum initial investment amount for Investor Class and Advisor Class shares of the Fund is $5,000. Subsequent purchases and exchanges may be made with a minimum investment amount of $100. The Adviser may reduce or waive the minimums.

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements may be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.